EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Astralis Ltd. (the "Company"), certifies that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 21, 2005                                 /s/ James Sharpe
                                                         -----------------------
                                                         James Sharpe
                                                         Chief Executive Officer


Dated: November 21, 2005                                 /s/ Michael Garone
                                                         -----------------------
                                                         Michael Garone
                                                         Chief Financial Officer

      This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.